February 5, 2016 Investor Presentation NYSE MKT: ADK AdCare Health Systems, Inc. ®

NYSE MKT: ADK Forward-Looking Statements 2 Statements contained in this presentation that are not historical facts may be forward-looking statements within the meaning of federal law. Such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "plans," "intends," "anticipates" and variations of such words or similar expressions, but their absence does not mean that the statement is not forward-looking. Statements in this presentation that are forward-looking include, among other things, statements regarding the Company's transition to a healthcare facilities holding and leasing Company, statements regarding the transfer of operations to third-party operators, statements regarding the acquisition pipeline, statements regarding dividends and statements regarding the Company's future financial condition or results of operations. Such forward-looking statements reflect management's beliefs and assumptions and are based upon information currently available to management and involve known and unknown risks, results, performance or achievements of AdCare, which may differ materially from those expressed or implied in such statements. Such factors are identified in the public filings made by AdCare with the Securities and Exchange Commission, including AdCare's Annual Report on Form 10-K for the year ended December 31, 2014. There is no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Except where required by law, AdCare undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation is copyright 2016 by AdCare Health Systems, Inc.

NYSE MKT: ADK Investor Highlights AdCare Health Systems is a healthcare property holding and leasing company Portfolio of 38 operator and geographically diverse senior care properties, primarily skilled nursing facilities, with a total of 4,081 beds/units Similar to a REIT, portfolio primarily consists of long-term, triple-net leases that generate predictable, recurring streams of rental payments Fundamental real estate value provides a floor on valuation Stock trading significantly below net asset value Growing pipeline of portfolio expansion opportunities Strong management team with the financial and operational experience to expand the portfolio and grow the business 3 38 Properties $41.4M Market Cap $226.7M Enterprise Value Market Cap and Enterprise Value as of 2/5/2016: 19,902,283 shares of common stock @ $2.08 per share

NYSE MKT: ADK Strategic Transition Substantially Complete 4 In July 2014, the Company announced its plan to transition from an owner and operator of skilled nursing facilities to a healthcare property holding and leasing company Since that time, Leadership roles filled with seasoned executives possessing extensive long- term care / REIT industry and M&A and capital markets experience All 38 properties have been leased and fully transitioned to third party operators or under management agreements with indefinite terms Renegotiated certain leases and subleases; extended terms to 10+ years and secured higher rent and rent escalators Board is focused on returning cash to shareholders In November 2015, the Board of Directors authorized the repurchase of up to 500,000 shares of outstanding common stock over a 12 month period Committed to a sustainable, quarterly cash dividend on its common stock in the future Company focused on working capital settle-ups, G&A reduction and other legacy-related issues

NYSE MKT: ADK OK AR MO OH NC SC AL GA TX Geographic Diversification 5 State # of Facilities Georgia 14 Arkansas 9 Ohio 8 Alabama 2 Oklahoma 2 South Carolina 2 North Carolina 1 Total 38

NYSE MKT: ADK Operator Diversification 6 Operator # of Facilities Leased Aria / Skyline (1) 9 Beacon 7 C-Ross Management 7 Wellington 4 New Beginnings 3 Symmetry 3 Southwest LTC 2 Total Leased 35 AdCare Managed 3 Total 38 % of Facilities by Operator Aria / Skyline (1) 24% Beacon 18% C-Ross Mgmt 18% Wellington 11% New Beginnings 8% Symmetry 8% AdCare Managed 8% Southwest LTC 5% (1) Operations transfer subject to licensure and lender approval

NYSE MKT: ADK Typical Lease Structure 7 “Triple-net basis” terms; lessee is typically obligated for all expenses of the property including: Insurance Taxes Facility maintenance Typically 10+ years in duration with renewal options Annual rent escalation clauses between 2 and 3% Cross collateral and cross default provisions with security deposits Portfolio similar to other healthcare REITs in terms of structure, terms and overall economics Lease structure favorable to AdCare

NYSE MKT: ADK Capital Structure 8 ($ in thousands) 9/30/2015 Non-convertible debt(1) $125,261 Convertible subordinated debt 9,200 Total Debt $134,461 Preferred stock 50,119 Total Equity / (Deficit) (17,028) Total Capitalization $167,552 (1) Includes $4.0M in liabilities of a disposal group held for sale and $5.9M in liabilities of a variable interest entity (“VIE”) held for sale. Subsequent to September 30, an asset within the disposal group and the VIE were sold, thereby reducing liabilities / debt by $8.9M.

NYSE MKT: ADK Total Capitalization (at Market Value) 9 58% 24% 18% Total debt Preferred stock (at liquidation value) Market value of equity Total Capitalization (at Market Value) ($ in thousands) 9/30/2015 Total Debt(1) $134,461 Preferred stock (at liquidation value) $55,084 Market value of equity(2) $41,397 Total Market Capitalization $230,942 (1) Includes $4.0M in liabilities of a disposal group held for sale and $5.9M in liabilities of a VIE held for sale. Subsequent to September 30, an asset within the disposal group and the VIE were sold, thereby reducing liabilities / debt by $8.9M. (2) Market value of equity as of 2/5/2016: 19,902,283 shares of common stock @ $2.08 per share

NYSE MKT: ADK Series A Cumulative Redeemable Preferred Stock 10 Amount outstanding (9/30/2015) 2,203,360 shares Liquidation Preference $25.00 per share Dividends $2.72 per share (10.875%) Optional redemption After December 1, 2017 at par Special redemption On “Change of Control” and delisting at par Listing / Ticker NYSE MKT / ADK.PRA Price (2/5/2016) $19.50 Current Yield 13.9% Tax treatment Return of capital (1) (1) Consult your tax advisor

NYSE MKT: ADK Positioned for Growth Diverse pipeline of portfolio expansion opportunities Targeting small to mid-sized transactions Considering individual facilities, primarily with existing operators, as well as small groups of facilities and larger portfolios Broad, national search for potential acquisitions Targeting lease cap rates in the 10% range Demonstrated access to capital 2015 private placement of convertible debt and public offerings of preferred stock Preferred stock at-the-market program Conventional bank financings HUD refinancings 11 Given the Company’s current size, modest investment activity is expected to have a significant effect on cash flow

NYSE MKT: ADK Forward-Looking Guidance Revenue between $31.0 and $31.8 million Rent expense of approximately $8.6 million General and administrative expense between $4.0 and $4.3 million, excludes $1.3 million of stock-based compensation Net interest expense between $7.1 and $7.2 million Preferred dividends of approximately $6.3 million Adjusted Funds from Operations (FFO) (1) per share between $0.25 and $0.30 Assumes an outstanding diluted share count of ~19.9 million shares and excludes effects of any acquisitions 12 Post-transition Annual Financial Guidance (1) See the Appendix for the definition of certain non-GAAP financial measures, as well as an important discussion about the use of these measures and their reconciliation to GAAP net loss, the most directly comparable GAAP financial measure.

NYSE MKT: ADK Adjusted FFO per Share Guidance 13 Excludes effects of positive spread investing (1) See the Appendix for the definition of certain non-GAAP financial measures, as well as an important discussion about the use of these measures and their reconciliation to GAAP net loss, the most directly comparable GAAP financial measure. Drivers of Adjusted FFO / Share(1) Opportunities ↑ Debt restructuring (restricted cash) / refinancing ↑ G&A savings ↑ Other Risks ↓ Working capital (principally A/R collection) ↓ Professional liability costs $0.25 $0.30 Low-end High-end Annual Adjusted FFO / Share (1)

NYSE MKT: ADK Illustrative Cap Rate Value Analysis 14 ($ in millions) Revenue annual guidance (at midpoint) (1) $31.4 Rent expense annual guidance 8.6 $22.8 Cap Rate 8.0% 8.5% 9.0% 9.5% 10.0% Implied Enterprise Value $285.0 $268.2 $253.3 $240.0 $228.0 Less: Net Debt / Preferred (9/30/2015) (2) $176.4 $176.4 $176.4 $176.4 $176.4 Implied Equity Value $108.6 $91.8 $76.9 $63.6 $51.6 Per share (19.9M shares) $5.46 $4.62 $3.86 $3.20 $2.59 Premium to Stock Price (2/5/2016) 163% 122% 86% 54% 25% (1) Revenue guidance includes management fee revenues (2) Net debt adjusted in connection with asset sales after 9/30. Not adjusted for restricted cash.

NYSE MKT: ADK Stock Price (2/5/16) $2.08 Avg. Daily Vol. (3 mo.) 76,942 52 Week Low/High $1.85 – $4.50 Shares Outstanding (10/31/15) 19.9M Public Float, est. 16.7M Valuation Measures Market Value of Equity $41.4M Enterprise Value (1) $226.7M Ownership Institutional, est. 22.8% Insider, est. 29.7% Key Stats 15 Balance Sheet (9/30/15) Unrestricted cash & equivalents $4.3M Total Debt (1) $134.5M Preferred Stock (at liquidation value) $55.1M (Sources: AdCare, Bloomberg, Big Charts) (1) Includes $4.0M in liabilities of a disposal group held for sale and $5.9M in liabilities of a VIE held for sale. Subsequent to September 30, an asset within the disposal group and the VIE were sold, thereby reducing liabilities / debt by $8.9M.

NYSE MKT: ADK Use of Non-GAAP Financial Information For purposes of the Securities and Exchange Commission's regulations, a non-GAAP financial measure is a numerical measure of a Company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”) in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the Company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. Funds from Operations ("FFO") and Adjusted Funds from Operations ("Adjusted FFO") are measures of operating performance that are not calculated in accordance with GAAP. The Company calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts ("NAREIT"), and consequently, FFO is defined as net income (loss) from continuing operations attributed to common stockholders, adjusted for the effects of asset dispositions and certain non-cash items, primarily depreciation and amortization and impairments on real estate assets. Adjusted FFO is calculated as FFO adjusted for the impact of non-cash stock-based compensation and other non-routine adjustments. The Company believes FFO and Adjusted FFO provide enhanced measures of the operating performance of the Company's core portfolio. The Company's computation of Adjusted FFO is not comparable to the NAREIT definition of FFO or to similar measures reported by many REITs, but the Company believes that is appropriate measure for this Company. The Company believes that FFO and Adjusted FFO are important supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, while real estate values instead have historically risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue. FFO described herein is not necessarily comparable to FFO of real estate investment trusts that do not use the same definition or implementation guidelines or interpret the standards differently from the Company. The Company uses FFO and Adjusted FFO among the criteria to measure the operating performance of its business. The Company further believes that by excluding the effect of depreciation, amortization, impairments on real estate assets and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO and Adjusted FFO can facilitate comparisons of operating performance between periods and between the Company and many REITs. The Company offers these measures to assist the users of its financial statements in analyzing its operating performance and not as measures of liquidity or cash flow. FFO and Adjusted FFO are not measures of financial performance under GAAP and should not be considered as measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP. Investors and potential investors in the Company's securities should not rely on this measure as a substitute for any GAAP measure, including net income. 16

NYSE MKT: ADK 17 Reconciliation of Net Loss to FFO and Adjusted FFO (Amounts in 000’s) Condensed consolidated statements of operations data: Net loss (2,800)$ (1,700)$ Discontinued operations - - Net loss from continuing operations (Per GAAP) (2,800) (1,700) Depreciation and amortization 6,500 6,500 Funds from operations (FFO) 3,700$ 4,800$ Amortization of stock based compensation 1,250 1,250 Adjusted FFO 4,950$ 6,050$ Assumed shares of common stock outstanding 19,900 19,900 Adjusted FFO per share 0.25$ 0.30$ Range of Financial Guidance Upon Completion of Transition Twelve Month Period ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES RECONCILIATION OF NET LOSS TO FFO AND ADJUSTED FFO (Amounts in 000’s) (Unaudited)